SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. _____)
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Filed by a party other than the Registrant ☐

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☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Common Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
INTERMOUNTAIN COMMUNITY BANCORP

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Preliminary Proxy

Intermountain Community Bancorp
414 Church Street
Sandpoint, Idaho 83864

January 26, 2010

To the Shareholders of Intermountain Community Bancorp:

You are cordially invited to a Special Meeting of Shareholders of Intermountain Community Bancorp to be held on Thursday, February 25, 2010 at 9:00 a.m. at the Sandpoint Center, located at 414 Church Street, Sandpoint, Idaho. The purpose of the meeting is to consider proposed amendments to our Articles of Incorporation to increase the number of authorized shares of our common stock, and to effect a reverse stock split of our common stock at a ratio determined by the board of directors within a range of between one-for-two and one-for-ten, with a corresponding reduction in the number of authorized shares of our common stock. The principal purposes of increasing the authorized shares of common stock are to ensure that we have sufficient authorized and unissued shares available to undertake a potential common stock offering, and to provide additional authorized and unissued shares for general corporate purposes. The purpose of the reverse stock split is to increase the market price of our common stock to enhance our ability to meet the initial listing requirements of the NASDAQ Capital Market and make our common stock more attractive to a broader range of investors.

Your board of directors unanimously believes these are important steps to give Intermountain the flexibility it needs to continue navigating through these difficult economic times. We have initiated a process to identify and evaluate a broad range of strategic alternatives to further strengthen our capital base and enhance shareholder value, including capital-raising transactions. The availability to Intermountain of the full range of these strategic alternatives will require the additional authorized shares and the reverse stock split we are asking shareholders to approve.

Your vote is important. Whether or not you plan to attend the Special Meeting, we hope that you will vote as soon as possible. We encourage you to promptly complete and return the enclosed proxy card or submit your vote via phone or Internet; if you attend the meeting in person, you may withdraw your proxy and vote your shares. Failure to return your proxy or failure to vote will have the same effect as a vote against approval of the amendments to our Articles of Incorporation to effect the authorized share increase and the reverse stock split.

Further information regarding voting rights and the business to be transacted at the Special Meeting is included in the accompanying proxy statement. This solicitation is being made on the terms and subject to the conditions set forth in the accompanying proxy statement, which describes the terms of the proposed amendments to our Articles of Incorporation.

Your continued interest in and support of Intermountain Community Bancorp is truly appreciated.

Sincerely,

Curt Hecker
President and Chief Executive Officer

Enclosures

PROXY STATEMENT
INFORMATION ABOUT THE MEETING
PROPOSAL 1: APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 29,040,000 TO 300,000,000
PROPOSAL 2: APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF COMMON STOCK
PROPOSAL 3: AUTHORIZATION TO ADJOURN THE SPECIAL MEETING
SPECIAL CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SHAREHOLDER PROPOSALS FOR INCLUSION IN THE PROXY STATEMENT FOR THE 2010 ANNUAL MEETING OF SHAREHOLDERS
ADDITIONAL INFORMATION

Preliminary Proxy

INTERMOUNTAIN COMMUNITY BANCORP

414 Church Street
Sandpoint, Idaho 83864
(208) 263-0505

Notice of Special Meeting of Shareholders

TIME	9:00 a.m. on Thursday, February 25, 2010

PLACE	Sandpoint Center, 414 Church Street, Sandpoint, Idaho

ITEMS OF BUSINESS	1.	To approve an amendment to our Articles of Incorporation to increase the number of authorized shares of our common stock from 29,040,000 to 300,000,000.

	2.	To approve an amendment to our Articles of Incorporation to (i) effect a reverse stock split of our common stock by a ratio of not less than one-for-two and not more than one-for-ten at any time prior to April 30, 2011, with the exact ratio to be set at a whole number within this range as determined by our board of directors in its sole discretion, and (ii) reduce the number of authorized shares of our common stock by the reverse stock split ratio determined by the board of directors.

	3.	To approve an adjournment of the Special Meeting of Shareholders to allow time for further solicitation of proxies in the event there are insufficient votes present at the meeting, in person or by proxy, to approve the amendments to our Articles of Incorporation to effect the authorized share increase and the reverse stock split.

	4.	To transact any other business that may properly come before the Special Meeting of Shareholders or any adjournment or postponement thereof.

RECORD DATE	You are entitled to vote at the Special Meeting and at any adjournments or postponements thereof if you were a shareholder at the close of business on January 8, 2010.

VOTING BY PROXY	Please submit your proxy card as soon as possible so that your shares can be voted at the Special Meeting in accordance with your instructions. For specific instructions on voting, please refer to the instructions on your enclosed proxy card.

Our board of directors is not aware of any other business to come before the Special Meeting.

Your vote is important. You can save Intermountain the expense of a second mailing or other solicitation activities by voting promptly. Whether or not you plan to attend the Special Meeting, we urge you to vote and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. Each proposed amendment to our Articles of Incorporation requires the affirmative vote of at least a majority of the total votes entitled to be cast at the Special Meeting. Failure to vote will have the same effect as a vote against the proposed amendments to the Articles of Incorporation.

Registered holders may vote:

➢ By Internet: go to www.voteproxy.com

➢ By Phone: call toll-free: 1-800-776-9437

➢ By Mail: mark, sign, date and mail your proxy card

Beneficial Holders: If your shares are held in the name of a broker, bank or other holder of record, you must follow the instructions you receive from the holder of record to vote your shares.

By Order of the Board of Directors,

Dale Schuman	Curt Hecker
Corporate Secretary	President and Chief Executive Officer

This proxy statement and the accompanying proxy card are being distributed on or about
January 26, 2010

Preliminary Proxy

PROXY STATEMENT

For Special Meeting of Shareholders
to be held on February 25, 2010

INFORMATION ABOUT THE MEETING

Why did I receive these proxy materials?

We are providing this Notice of Special Meeting, proxy statement and the accompanying proxy card (the “proxy materials”) for use in connection with a Special Meeting of Shareholders of Intermountain Community Bancorp (also referred to in this Proxy Statement as “Intermountain,” the “Company,” “we” and “us”) to be held on Thursday, February 25, 2010. These proxy materials are first being mailed to shareholders on or about January 26, 2010.

What proposals will be voted on at the Special Meeting?

At the Special Meeting, holders of our common stock will be asked to consider and act upon the following proposals:

1.	Approval of an amendment to our Articles of Incorporation to increase the number of authorized shares of our common stock from 29,040,000 to 300,000,000 (the “Authorized Share Increase”).

2.	Approval of an amendment to our Articles of Incorporation to (i) effect a reverse stock split of our common stock by a ratio of not less than one-for-two and not more than one-for-ten at any time prior to April 30, 2011, with the exact ratio to be set at a whole number within this range as determined by our board of directors in its sole discretion, and (ii) reduce the number of authorized shares of our common stock by the reverse stock split ratio determined by our board of directors (the “Reverse Stock Split”).

3.	Approval of an adjournment of the Special Meeting to allow time for further solicitation of proxies in the event there are insufficient votes present at the Special Meeting, in person or by proxy, to approve the amendments to our Articles of Incorporation to effect the Authorized Share Increase and the Reverse Stock Split (the “Authorization to Adjourn the Special Meeting”).

Why is the Authorized Share Increase being proposed?

The economic downturn in our market areas and resulting decline in real estate values has had a direct and adverse effect on the financial condition and results of operations of Intermountain and its wholly owned banking subsidiary, Panhandle State Bank (the “Bank”), including reductions in the capital levels of both the Company and the Bank as a result of elevated loan charge-offs and increases in the allowance for loan losses. We have initiated a process to identify and evaluate a broad range of strategic alternatives to further strengthen our capital base and enhance shareholder value, including capital-raising transactions involving public and/or private offerings of common stock. We believe the recent economic downturn underscores the strategic importance of bolstering capital, both to enhance our ability to continue working through the ongoing impact of the recession on our loan portfolio and to position Intermountain to take advantage of business opportunities as they may arise. Given the current market price of our common stock, we need additional authorized shares in order to be able to pursue the full range and extent of capital-raising opportunities that the board may ultimately determine to be in the best interests of Intermountain and our shareholders. In addition, the FDIC and the Federal Reserve recently completed their regularly scheduled examinations of the Bank and the Company, respectively. Based on the examinations, the Bank expects to informally agree with the FDIC and the Idaho Department of Finance, and the Company expects to informally agree with the Federal Reserve, to take steps to further strengthen the Bank and the Company, respectively, including increasing capital levels. While we have no definitive agreements for the issuance of the additional shares, we currently anticipate satisfying this expected agreement to increase capital levels, in part, by the sale of common stock through public and/or private offerings if such sales can be arranged on terms, including price, that our board of directors deems reasonable and in the best interests of shareholders.

Why is the Reverse Stock Split being proposed?

We are proposing the Reverse Stock Split primarily to increase the market price of our common stock to enhance our ability to meet the initial listing requirements of the NASDAQ Capital Market, and also to make our common stock more attractive to a broader range of investors. Although we have not applied to list our common stock on the NASDAQ Capital Market or any other stock exchange, our board of directors has considered taking such action and believes it is in the Company’s and our shareholders’ best interests to position the Company’s common stock for possible listing. Among the initial listing requirements for the NASDAQ Capital Market is a $4.00 per share minimum bid price. On January 11, 2010, the last reported sale price of our common stock was $2.60 per share. Reducing the number of outstanding shares of our common stock should, absent other factors, increase the per share market price of our common stock, although we cannot provide any assurance that we will be able to maintain our minimum bid price over $4.00 per share even if we implement the Reverse Stock Split.

In addition, we believe the Reverse Stock Split will make our common stock more attractive to a broader range of investors, as we have been advised that the current market price of our common stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers.

How does the board of directors recommend I vote?

The board of directors unanimously recommends that you vote:

1. “FOR” the Authorized Share Increase;

2. “FOR” the Reverse Stock Split; and

3. “FOR” the Authorization to Adjourn the Special Meeting.

What vote is required to approve each of the proposals?

Authorized Share Increase and Reverse Stock Split Proposals.  To approve each of the Authorized Share Increase and the Reverse Stock Split, we must receive the affirmative vote FOR the applicable proposal by holders of at least a majority of the total votes entitled to be cast at the Special Meeting. Abstentions and broker non-votes (defined below) will have the same effect as a vote against each of these proposals.

Authorization to Adjourn the Special Meeting Proposal.  Approval of the Authorization to Adjourn the Special Meeting requires the affirmative vote of a majority of the total votes represented and entitled to be cast at the Special Meeting. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

How will my proxy be voted?

Shares represented by properly executed proxies that are received in time and not revoked will be voted in accordance with the instructions indicated on the proxies. If no instructions are indicated, the persons named in the proxy will vote the shares represented by the proxy FOR the Authorized Share Increase, FOR the Reverse Stock Split and FOR the Authorization to Adjourn the Special Meeting.

Can I revoke my proxy?

Any proxy given by a shareholder may be revoked before its exercise by (1) giving notice to us in writing, (2) delivering to us a subsequently dated proxy, or (3) notifying us at the Special Meeting before the shareholder vote is taken.

Who is soliciting proxies?

Our board of directors is soliciting proxies from the holders of our common stock, and we will pay the associated costs. Solicitation may be made by Intermountain’s and the Bank’s directors, officers and employees. In addition, we may engage an outside proxy solicitation firm to render proxy solicitation services. If we do, we will pay a fee for such services. Solicitation may be made through the mail, or by telephone, facsimile, or personal interview. We also may reimburse brokerage firms, custodians and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.

Who is entitled to vote?

Shareholders who owned our common stock as of the close of business on January 8, 2010 (the “Record Date”) are entitled to vote at the Special Meeting. There were approximately 8,438,554 shares of our common stock issued and outstanding on the Record Date, and each share of common stock is entitled to one vote on each matter properly brought before the Special Meeting. Our outstanding Fixed Rate Cumulative Perpetual Preferred Stock, Series A, no par value (the “Series A Preferred Stock”), is not entitled to vote at the Special Meeting.

What is the quorum requirement for the Special Meeting?

The quorum requirement for holding the Special Meeting and transacting business is a majority of the total votes entitled to be cast at the Special Meeting. The shares may be present in person or represented by proxy at the Special Meeting. Both abstentions and broker non-votes (defined below) are counted as present for the purpose of determining the presence of a quorum.

Are these proxy materials available on-line?

This Notice of Special Meeting and proxy statement are available on our website at www.panhandlebank.com.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Approximately 55% of Intermountain shareholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own names. As summarized below, there are some differences between shares held of record and those owned beneficially.

Shareholders of Record.  If your shares are registered directly in your name with Intermountain’s transfer agent, American Stock Transfer and Trust, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent to you by Intermountain through American Stock Transfer and Trust. As the shareholder of record, you have the right to grant your voting proxy directly to Intermountain or to vote in person at the Special Meeting. Intermountain has enclosed a proxy card for you to use. For instructions on voting by telephone or the Internet, please refer to your proxy card, the Notice of Special Meeting delivered with this proxy statement and the instructions set forth below.

Beneficial Ownership/Broker Non-Votes.  If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker how to vote with respect to the shares you beneficially own. Your broker or nominee has enclosed a voting instruction card for you to use in directing your broker or nominee as to how to vote your shares. A “broker non-vote” occurs when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the proposal is not routine and the broker therefore lacks discretionary authority to vote the shares, and (2) the beneficial owner does not submit voting instructions to the broker.

How do I vote?

You may vote your shares either in person at the Special Meeting or by proxy. To vote by proxy, you should mark, date, sign and mail the enclosed proxy card in the envelope provided. If your shares are registered in your own name and you attend the meeting, you may deliver your completed proxy card in person. “Street name” shareholders, that is, those shareholders whose shares are held in the name of and through a broker or nominee, who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

Telephone Voting.  You may grant a proxy to vote your shares by telephone by calling 1-800-776-9437. Please see the instructions on the enclosed proxy card.

Internet Voting.  You may also grant a proxy to vote your shares by means of the Internet. The Internet voting procedures below are designed to authenticate your identity, to allow you to grant a proxy to vote your shares, and to confirm that your instructions have been recorded properly.

For shares registered in your name.  As a shareholder of record, you may go to www.voteproxy.com to grant a proxy to vote your shares by means of the Internet. You will be required to provide our number and the control number, both of which are contained on your proxy card. You will then be asked to complete an electronic proxy card. The votes represented by such proxy will be generated on the computer screen, and you will be prompted to submit or revise them as desired.

For shares registered in the name of a broker or bank.  Most beneficial owners, whose stock is held in “street name,” receive instructions for granting proxies from their banks, brokers or other agents, rather than a proxy card.

A number of brokers and banks are participating in a program provided through Broadridge Financial Solutions Inc. that offers the means to grant proxies to vote shares over the telephone and Internet. If your shares are held in an account with a broker or bank participating in the Broadridge program, you may grant a proxy to vote those shares by calling the telephone number or accessing the website as shown on the instruction form received from your broker or bank.

General information for all shares voted via the Internet or by phone.  We must receive Internet or telephone votes by 11:59 p.m. on February 24, 2010. Submitting your proxy via the Internet or by phone will not affect your right to vote in person should you decide to attend the Special Meeting.

PROPOSAL 1: APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
FROM 29,040,000 TO 300,000,000

General

Our board of directors has approved an amendment to our Amended and Restated Articles of Incorporation (the “Articles of Incorporation”) to increase the authorized number of shares of common stock from 29,040,000 to 300,000,000, subject to approval of the amendment by shareholders, and is hereby soliciting shareholder approval for the amendment. No change is being proposed to the authorized number of shares of our preferred stock, which will remain at 1,000,000.

Under the existing provisions of our Articles of Incorporation, the Company currently has authority to issue 29,040,000 shares of common stock, of which approximately 8,438,554 shares were issued and outstanding at the close of business on the Record Date. There were 27,000 shares of our Series A Preferred Stock outstanding as of the close of business on the Record Date.

The proposed increase in the authorized shares of Intermountain common stock would become effective immediately upon the filing of articles of amendment to our Articles of Incorporation with the office of the Secretary of State of Idaho. We expect to file the amendment promptly upon approval of our shareholders.

This proposal would amend the first sentence of Article II of the Company’s Articles of Incorporation to read in its entirety as follows with respect to total shares authorized and to increase the total shares of common stock authorized:

“The total authorized capital stock of the Corporation is Three Hundred One Million (301,000,000) shares, of which Three Hundred Million (300,000,000) shares shall be common stock, with no par value, and One Million (1,000,000) shares shall be preferred stock, with no par value.”

Reasons for Proposed Amendment

To provide the Company with greater flexibility to raise capital in the current economic environment, the proposed amendment would increase the number of authorized shares of common stock by 270,960,000 to 300,000,000 shares.

We have initiated a process to identify and evaluate a broad range of strategic alternatives to further strengthen our capital base and enhance shareholder value, including capital-raising transactions involving public and/or private offerings of common stock. We believe the recent global recession underscores the strategic importance of bolstering capital, both to enhance our ability to continue working through the ongoing impact of recent economic conditions on our loan portfolio and to position Intermountain to take advantage of business opportunities as they may arise. Given the current market price of our common stock, we need additional authorized shares in order to be able to pursue the full range and extent of capital-raising opportunities that the board may ultimately determine to be in the best interests of Intermountain and our shareholders. In addition, the FDIC and the Federal Reserve recently completed their regularly scheduled examinations of the Bank and the Company, respectively. Based on the examinations, the Bank expects to informally agree with the FDIC and the Idaho Department of Finance, and the Company expects to informally agree with the Federal Reserve, to take steps to further strengthen the Bank and the Company, respectively, including increasing capital levels. While we have no definitive agreements for the issuance of the additional shares, we currently anticipate satisfying this expected agreement to increase capital levels, in part, by the sale of common stock through public and/or private offerings if such sales can be arranged on terms, including price, that our board of directors deems reasonable and in the best interests of shareholders.

Although the primary purpose of the amendment is to enable Intermountain to pursue the full range and extent of capital-raising opportunities that the board may ultimately determine to be in the best interests of Intermountain and our shareholders, the amendment also would provide us additional flexibility by increasing the authorized number of shares of common stock available for issuance as consideration in possible acquisitions or FDIC-assisted transactions and, from time to time, for other general corporate purposes such as the issuance of stock dividends or stock splits, and the issuance of shares under future equity incentive plans for our employees and directors (our most recent equity incentive plans have expired and have not been replaced with new plans).

Potential Effects of Proposed Amendment

The additional shares of common stock, when and if issued, would have the same rights and privileges as the shares of common stock now issued, including the right to cast one vote per share and to participate in dividends when and to the extent declared and paid. Our common stock does not entitle any holder to any preemptive rights. Any issuance of additional shares of common stock would increase the number of outstanding shares of common stock. As a result, existing shareholders would experience dilution in their percentage ownership, voting power and in their earnings per share (unless such issuance was pro rata among all existing shareholders). In addition, depending upon the price realized in such issuance, existing shareholders may experience a reduction in their book value per share.

Our board of directors will determine whether, when and on what terms the issuance of shares of common stock may be warranted in connection with any future actions. If the amendment is approved by the shareholders, the shares of common stock would be available for issuance without further action by our shareholders, except as may be required by applicable law or regulation.

Although an increase in the authorized shares of common stock could, under certain circumstances, also be construed as having an anti-takeover effect (for example, by permitting easier dilution of the stock ownership of a person seeking to effect a change in the composition of our board of directors or contemplating a tender offer or other transaction resulting in our acquisition by another company), the proposed increase in authorized shares is not in response to any effort by any person or group to accumulate shares of our common stock or to obtain control of Intermountain by any means. In addition, the proposal is not part of any plan by our board of directors to recommend or implement a series of anti-takeover measures.

Appraisal Rights

Under Idaho law and our Articles of Incorporation, holders of our common stock will not be entitled to appraisal rights with respect to the Authorized Share Increase.

Outstanding Common Stock and Shares of Common Stock Available for Issuance

	As of December 31,	Upon Effectiveness
	2009	of Amendment

Shares of Common Stock Authorized	29,040,000	300,000,000
Shares of Common Stock Outstanding	8,438,554	8,438,554
Shares of Common Stock Reserved for Issuance*	901,557	901,557
Shares of Common Stock Available for Future Issuance	19,699,889	290,659,889

*	The number of shares of our common stock reserved for issuance includes 228,063 shares subject to outstanding stock options under our Second Amended and Restated 1999 Employee Stock Option and Restricted Stock Plan, 20,268 shares subject to outstanding stock options under our Amended and Restated Director Stock Plan, and 653,226 shares of common stock subject to a warrant held by the U.S. Treasury in connection with its purchase of Series A Preferred Stock.

Required Vote

The affirmative vote of a majority of the total votes entitled to be cast at the Special Meeting is required for approval of the Authorized Share Increase. Approval by our shareholders of the Authorized Share Increase is not conditioned upon approval of the Reverse Stock Split, and likewise approval of the Reverse Stock Split is not conditioned upon approval of the Authorized Share Increase.

The board of directors recommends that shareholders vote FOR the Authorized Share Increase.

PROPOSAL 2: APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF COMMON STOCK

General

Our board of directors has approved an amendment to our Articles of Incorporation to effect a reverse stock split, as described below, subject to approval of the amendment by our shareholders and further board discretion whether to implement the reverse split, and is hereby soliciting shareholder approval for the amendment.

If approved by our shareholders, the Reverse Stock Split would permit (but not require) our board of directors to effect a reverse stock split of our common stock at any time prior to April 30, 2011 by a ratio of not less than one-for-two and not more than one-for-ten, with the exact ratio to be set at a whole number within this range as determined by the board of directors in its sole discretion. We believe that enabling the board of directors to set the ratio within the stated range will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our shareholders. In determining a ratio, if any, following the receipt of shareholder approval, the board of directors may consider, among other things, factors such as:

•	the historical trading price and trading volume of our common stock;

•	the number of shares of our common stock outstanding;

•	the then-prevailing trading price and trading volume of our common stock and the anticipated impact of the Reverse Stock Split on the trading market for our common stock;

•	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs; and

•	prevailing general market and economic conditions.

Depending on the ratio for the Reverse Stock Split determined by the board of directors, two, three, four, five, six, seven, eight, nine or ten shares of existing common stock, as determined by the board of directors, will be combined into one share of common stock. The number of shares of common stock issued and outstanding will therefore be reduced, depending upon the reverse stock split ratio determined by the board of directors. The amendment to the Articles of Incorporation that is filed to effect the Reverse Stock Split, if any, will include only the reverse split ratio determined by the board of directors to be in the best interests of our shareholders and all of the other proposed amendments at different ratios will be abandoned.

If the Reverse Stock Split is effected, we will also proportionately reduce the number of authorized shares of our common stock, as described below in “— Authorized Shares.” Accordingly, we are also proposing to adopt amendments to our Articles of Incorporation to reduce the total number of authorized shares of common stock, depending on the reverse split ratio determined by the board of directors. The amendment to our Articles of Incorporation that is filed in connection with the Reverse Stock Split, if any, will include only the total number of authorized shares of common stock determined by the board of directors to be in the best interests of shareholders and all of the other proposed amendments for different numbers of authorized shares will be abandoned. If the board of directors abandons the Reverse Stock Split, it will also abandon the related reduction in the number of authorized shares.

To avoid the existence of fractional shares of our common stock, shareholders of record who would otherwise hold fractional shares as a result of the Reverse Stock Split will be entitled to receive an additional fraction of a share of common stock to round up to the next whole share.

The Reverse Stock Split, if approved by our shareholders, would become effective upon the filing (the “Effective Time”) of articles of amendment to our Articles of Incorporation with the Secretary of State of the State of Idaho. The exact timing of the filing of the articles of amendment that will effect the Reverse Stock Split will be determined by the board of directors based on its evaluation as to when such action will be the most advantageous to the Company and our shareholders. In addition, the board of directors reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the articles of amendment, the board of directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our shareholders to proceed with the Reverse Stock Split. If articles of amendment effecting the Reverse Stock Split have not been filed with the Secretary of State of the State of Idaho by April 30, 2011, the board of directors will abandon the Reverse Stock Split. If the Authorized Share Increase discussed above in “Proposal 1 - Approval of Amendment to Our Articles of Incorporation to Increase the Number of Authorized Shares of Common Stock from 29,040,000 to 300,000,000” is approved by our shareholders, we expect to file the articles of amendment effecting the Authorized Share Increase prior to filing articles of amendment effecting the Reverse Stock Split (and related share decrease).

This proposal would amend the first paragraph of Article II of the Articles of Incorporation to read in its entirety as follows:

“The total authorized capital stock of the Corporation is [     ] Million (     ,000,000) shares, of which [     ] Million (     ,000,000) shares shall be common stock, with no par value, and One Million

(1,000,000) shares shall be preferred stock, with no par value. Upon the filing and effectiveness (the “Effective Time”) pursuant to the Idaho Business Corporation Act of these Articles of Amendment, each [two],[three][four][five][six][seven][eight][nine][ten] shares of common stock issued and outstanding immediately prior to the Effective Time shall be combined and changed into one (1) validly issued, fully paid and non-assessable share of common stock without any further action by this Company or the holder thereof, subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). No certificates representing fractional shares of common stock shall be issued in connection with the Reverse Stock Split. Shareholders who otherwise would be entitled to receive fractional shares of common stock because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share. Each certificate that immediately prior to the Effective Time represented shares of common stock (“Old Certificates”), shall thereafter represent that number of shares of common stock into which the shares of common stock represented by the Old Certificate shall have been combined.”

Reasons for Proposed Amendment

The board of directors is submitting the Reverse Stock Split to our shareholders for approval with the primary intent of increasing the market price of our common stock to enhance our ability to meet the initial listing requirements of the NASDAQ Capital Market and make our common stock more attractive to a broader range of investors. Although we have not applied to list our common stock on the NASDAQ Capital Market or any other stock exchange, our board of directors has considered taking such action and believes it is in the Company’s and our shareholders’ best interests to position the Company’s common stock for possible listing. Among the initial listing requirements for the NASDAQ Capital Market is a $4.00 per share minimum bid price. On January 11, 2010, the last reported sale price of our common stock was $2.60 per share. As discussed below, the Reverse Stock Split should have the effect of increasing the market price of our common stock. In addition to increasing the market price of our common stock, the Reverse Stock Split would also reduce certain of our costs, as discussed below. Accordingly, for these and other reasons discussed below, we believe that effecting the Reverse Stock Split is in the Company’s and our shareholders’ best interests.

We believe that the Reverse Stock Split will enhance our ability to list our common stock on the NASDAQ Capital Market, which requires, among other items, that the bid price for our common stock be no less than $4.00 per share. Reducing the number of outstanding shares of our common stock should, absent other factors, increase the per share market price of our common stock, although we cannot provide any assurance that we will be able to maintain our minimum bid price over $4.00 per share even if we implement the Reverse Stock Split. Although the board of directors has determined that it is in the Company’s and our shareholders’ best interests to position our common stock for potential listing on the NASDAQ Capital Market or another stock exchange, the board may ultimately determine not to apply for any such listing, and there can be no assurance that any such application, if made, will result in the listing of our common stock on any such stock exchange.

In addition, we believe the Reverse Stock Split will make our common stock more attractive to a broader range of investors, as we have been advised that the current market price of our common stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Furthermore, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual shareholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. We believe that the Reverse Stock Split will make our common stock a more attractive and cost effective investment for many investors, which we in turn believe would enhance the liquidity of the holders of our common stock.

Reducing the number of outstanding shares of our common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our common stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase following the Reverse Stock Split or that the market price of our common stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our common stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

In addition to increasing the price of our common stock, we believe that a Reverse Stock Split will provide us and our shareholders with other benefits. Currently, the fees that we pay for custody and clearing services are all based on or related to the number of shares being held or cleared as applicable. Reducing the number of shares that are outstanding and that will be issued in the future may reduce the amount of fees and tax that we pay to these organizations and agencies, as well as other organizations and agencies that levy charges based on the number of shares rather than the value of the shares.

Potential Effects of Proposed Amendment

If shareholders approve the Reverse Stock Split and the board of directors determines to effect it, the number of shares of common stock issued and outstanding will be reduced, depending upon the reverse stock split ratio determined by the board of directors. The Reverse Stock Split will affect all holders of our common stock uniformly and will not affect any shareholder’s percentage ownership interest in the Company, except that as described below in “— Fractional Shares,” record holders of common stock otherwise entitled to a fractional share as a result of the Reverse Stock Split because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share. In addition, the Reverse Stock Split will not affect any shareholder’s proportionate voting power (subject to the treatment of fractional shares).

The Reverse Stock Split may result in some shareholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

After the Effective Time, our common stock will have new Committee on Uniform Securities Identification Procedures (CUSIP) numbers, which is a number used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below.

After the Effective Time, we will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Bid and ask prices for our common stock will continue to be quoted in the Pink Sheets and on the OTC Bulletin Board under the symbol “IMCB.OB,” although the OTC Bulletin Board will add the letter “D” to the end of the trading symbol for a period of 20 trading days after the Effective Time to indicate that a reverse stock split has occurred.

Beneficial Holders of Common Stock

Upon the implementation of the Reverse Stock Split, we intend to treat shares held by shareholders through a bank, broker, custodian or other nominee in the same manner as registered shareholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered shareholders for processing the Reverse Stock Split. Shareholders who hold shares of our common stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock

Certain of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These shareholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Shareholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive shares of post-Reverse Stock Split common stock.

Holders of Certificated Shares of Common Stock

Shareholders holding shares of our common stock in certificated form will be sent a transmittal letter by the transfer agent after the Effective Time. The letter of transmittal will contain instructions on how a shareholder should surrender his, her or its certificate(s) representing shares of our common stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of shares of post-Reverse Stock Split common stock (the “New Certificates”). No New Certificates will be issued to a shareholder until such shareholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No shareholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Shareholders will then receive a New Certificate(s) representing the number of shares of common stock to which they are entitled as a result of the Reverse Stock Split. Until surrendered, we will deem outstanding Old Certificates held by shareholders to be cancelled and only to represent the number of shares of post-Reverse Stock Split common stock to which these shareholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

We do not currently intend to issue fractional shares in connection with the Reverse Stock Split. Instead, shareholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share. For example, if the board of directors selects a Reverse Stock Split of one-for-ten, then a shareholder who currently holds 41 shares on a pre-split basis would be issued five whole shares on a post-split basis.

Authorized Shares

If and when the board of directors elects to effect the Reverse Stock Split, we will also reduce the number of authorized shares of common stock in proportion to the reverse stock split ratio. The reduction in the number of authorized shares would be effected by the filing of the articles of amendment to our Articles of Incorporation, as discussed above. The table below shows the number to which authorized shares of common stock will be reduced resulting from the listed hypothetical reverse stock split ratios indicated below:

	Number of Authorized Shares of Common Stock Following the Reverse Stock Split
		If Authorized Share
	If Authorized Share	Increase is not
Reverse Stock Split Ratio	Increase is Approved	Approved

1 - for - 2	150,000,000	14,520,000
1 - for - 3	100,000,000	9,680,000
1 - for - 4	75,000,000	7,260,000
1 - for - 5	60,000,000	5,808,000
1 - for - 6	50,000,000	4,840,000
1 - for - 7	42,857,142	4,148,571
1 - for - 8	37,500,000	3,630,000
1 - for - 9	33,333,333	3,226,666
1 - for - 10	30,000,000	2,904,000

The actual number of authorized shares after giving effect to the Reverse Stock Split, if implemented, will depend on the reverse stock split ratio that is ultimately determined by the board of directors and whether the Authorized Share Increase discussed above in “Proposal 1 — Approval of Amendment to Our Articles of Incorporation to Increase the Number of Authorized Shares of Common Stock from 29,040,000 Shares to 300,000,000 Shares” is approved.

Effect of the Reverse Stock Split on Outstanding Options, Warrants, Restricted Stock Awards and Employee Plans

Based upon the reverse stock split ratio determined by the board of directors, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding options or warrants entitling the holders to purchase shares of common stock. This would result in approximately the same aggregate price being required to be paid under such options or warrants upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. In addition, the number of shares deliverable upon the settlement or vesting of restricted stock awards will be similarly adjusted. The number of shares reserved for issuance pursuant to these securities will be reduced proportionately based upon the reverse stock split ratio determined by the board of directors.

Accounting Matters

The proposed amendments to our Articles of Incorporation will not affect the par value of our common stock per share, which will remain no par value per share. As a result, as of the Effective Time, the stated capital attributable to common stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Stock Split. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split to holders of our common stock.

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our common stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our common stock (a “U.S. holder”). This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our common stock as “capital assets” (generally, property held for investment).

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (IRC), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of December 31, 2009. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

EACH PROSPECTIVE INVESTOR SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

U.S. Holders

The Reverse Stock Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, no gain or loss will be recognized upon the Reverse Stock Split. Accordingly, the aggregate tax basis in the common stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis in the common stock surrendered, and the holding period for the common stock received should include the holding period for the common stock surrendered.

Non-U.S. Holders

The discussion in this section is addressed to “non-U.S. holders.” A non-U.S. holder includes a beneficial owner of our common stock that is a foreign corporation or who is a non-resident alien individual. Generally, non-U.S. holders will not recognize any gain or loss upon the Reverse Stock Split.

Appraisal Rights

Under Idaho law and our Articles of Incorporation, holders of our common stock will not be entitled to appraisal rights with respect to the Reverse Stock Split.

Required Consent

The affirmative vote of a majority of the total votes entitled to be cast at the Special Meeting is required for approval of the Reverse Stock Split. Approval by our shareholders of the Reverse Stock Split is not conditioned upon approval of the Authorized Share Increase, and likewise approval of the Authorized Share Increase is not conditioned upon approval of the Reverse Stock Split.

The board of directors recommends that shareholders vote FOR the Reverse Stock Split.

PROPOSAL 3: AUTHORIZATION TO ADJOURN THE SPECIAL MEETING

If the Special Meeting is convened and a quorum is present, but there are not sufficient votes to approve the amendments to our Articles of Incorporation to effect the Authorized Share Increase and the Reverse Stock Split, we may move to adjourn the Special Meeting at that time to solicit additional proxies. In order to allow proxies that we have received by the time of the Special Meeting to be voted for an adjournment, if necessary, we have submitted the question of adjournment to our shareholders as a separate matter for their consideration. If it is necessary to adjourn the Special Meeting, no notice of the adjourned meeting is required to be given to shareholders, other than an announcement at the Special Meeting of the time and place to which the Special Meeting is adjourned, so long as no new record date is fixed for the adjourned meeting. At the adjourned meeting we may transact any business which might have been transacted at the original meeting. Approval of the Authorization to Adjourn the Special Meeting requires the affirmative vote of a majority of the total votes represented and entitled to be cast at the Special Meeting.

The Board of Directors unanimously recommends that shareholders vote FOR the Authorization to Adjourn the Special Meeting.

SPECIAL CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

From time to time, Intermountain and its senior managers have made and will make forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are contained in this Proxy Statement and may be contained in other documents that Intermountain files with the Securities and Exchange Commission. Such statements may also be made by Intermountain and its senior managers in oral or written presentations to analysts, investors, the media and others. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Also, forward-looking statements can generally be identified by words such as “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “seek,” “expect,” “intend,” “plan” and similar expressions.

Forward-looking statements provide our expectations or predictions of future conditions, events or results. They are not guarantees of future performance. By their nature, forward-looking statements are subject to risks and uncertainties. These statements speak only as of the date they are made. We do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statements were made. There are a number of factors, many of which are beyond our control, which could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. These factors, some of which are discussed elsewhere in this report, include:

•	inflation and interest rate levels, and market and monetary fluctuations;

•	the risks associated with lending and potential adverse changes in credit quality;

•	changes in market interest rates and spreads, which could adversely affect our net interest income and profitability;

•	increased delinquency rates;

•	trade, monetary and fiscal policies and laws, including interest rate and income tax policies of the federal government;

•	applicable laws and regulations and legislative or regulatory changes;

•	the timely development and acceptance of new products and services of Intermountain;

•	the willingness of customers to substitute competitors’ products and services for Intermountain’s products and services;

•	Intermountain’s success in gaining regulatory approvals, when required;

•	technological and management changes;

•	changes in estimates and assumptions used in financial accounting;

•	growth and acquisition strategies;

•	the Company’s critical accounting policies and the implementation of such policies;

•	lower-than-expected revenue or cost savings or other issues in connection with mergers and acquisitions;

•	changes in consumer spending, saving and borrowing habits;

•	the strength of the United States economy in general and the strength of the local economies in which Intermountain conducts its operations;

•	declines in real estate values supporting loan collateral; and

•	Intermountain’s success at managing the risks involved in the foregoing.

Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the sections titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2009 and in our Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 10-K”), and in the section titled “Business” in the 2008 10-K.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth information as of the Record Date, regarding the shares of Intermountain common stock beneficially owned by (i) each person (other than executive officers or directors whose stock ownership is listed below), known by Intermountain to own beneficially more than 5% of Intermountain’s common stock, (ii) each director of Intermountain, (iii) each executive officer of Intermountain, which includes all executive officers named in the Summary Compensation Table in our proxy statement for the 2009 annual meeting of shareholders, filed with the Securities and Exchange Commission (the “SEC”) on March 20, 2009, and (iv) all directors and executive officers of Intermountain as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as noted below, to our knowledge, each holder has sole voting and investment power with respect to shares of Intermountain common stock listed as owned by such person or entity. The number of shares beneficially owned is based on the shares of our common stock outstanding on the Record Date. Share figures in the table below have been adjusted for all stock splits and stock dividends to date. Shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of the Record Date are deemed to be outstanding and to be beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Principal Shareholders (5% Owners Exclusive of Directors and Officers)

	Number of Shares of	Percentage of
	Common Stock	Outstanding Common
Name and Address of Beneficial Owner	Owned(1)	Stock(1)

Wray D. Farmin	454,321 (2)	5.4%
11815 Waikiki Rd Spokane, WA 99218

James Fenton Company, Inc.	466,151 (3)	5.5%
P. O. Box 505 Dover, ID 83825

(1)	Reflects stock ownership pursuant to shareholders’ most current report filed with the SEC.

(2)	The shares beneficially held by Mr. Farmin are owned by the Farmin Family LLP, of which Mr. Farmin is the general partner and has sole voting and dispositive power.

(3)	The number of shares beneficially held include 20,275 shares held in trust for the minor children of Julie Meyer, President of James Fenton Company Inc.; 1,089 shares held by Ms. Meyer and her spouse; and 17,391 shares held in trust for the minor children of Susan Kubiak, Vice President of James Fenton Company, Inc.

Directors and Executive Officers

	Number of
	Shares of		Percentage of
	Common Stock		Outstanding
Name and Position	Owned(1)(2)		Common Stock

John B. Parker, Chairman	118,445	(3)	1.4%
James T. Diehl, Vice Chairman	195,043	(4)	2.3%
Curt Hecker, Director, President and CEO of the Company and CEO of the Bank	202,416	(5)	2.4%
Charles L. Bauer, Director	196,751	(6)	2.3%
Ford Elsaesser, Director	104,611	(7)	1.2%
Ronald Jones, Director	30,611	(8)	*
Maggie Y. Lyons, Director	29,025	(9)	*
Jim Patrick, Director	44,992	(10)	*
Michael J. Romine, Director	511,394	(11)	6.1%
Jerry Smith, Director, Executive Vice President of the Company and President of the Bank	149,259	(12)	1.8%
John Nagel, EVP and Chief Credit Officer of the Bank	63,587		*
Douglas Wright, EVP and Chief Financial Officer	87,481	(13)	1.0%
Pamela Rasmussen, EVP and Chief Operating Officer	20,693	(14)	*
Dale Schuman, SVP, Trust and Wealth Management	26,503	(15)	*
All directors and executive officers as a group (14 persons)	1,780,811		21.1%

(1)	Includes shares subject to options that could be exercised within 60 days of the Record Date as follows: 545 shares each for Mr. Parker and Ms. Lyons; 908 shares for each of Messrs. Diehl, Elsaesser, and Romine; 16,792 shares for Mr. Hecker; 16,583 shares for Mr. Smith; 6,353 shares for Messrs. Jones and Patrick; 364 shares for Mr. Bauer; 43,613 shares for Mr. Nagel; 54,282 shares for Mr. Wright; 1,089 shares for Ms. Rasmussen; and 149,243 shares for all directors and executive officers as a group.

(2)	Includes shares of restricted stock subject to vesting requirements as follows: 369 shares held by Messrs. Parker, Diehl, Bauer, Elsaesser, Romine, and Ms. Lyons; 329 shares held by Messrs. Jones and Patrick; 6,612 shares held by Mr. Hecker; 5,312 shares held by Mr. Smith; 4,297 shares held by Mr. Nagel; 5,091 shares held by Mr. Wright; 4,901 shares held by Ms. Rasmussen; 14,512 shares held by Mr. Schuman; and 43,597 shares for all directors and executive officers as a group.

(3)	Includes 54,780 shares held in the Parker Family LLC of which Mr. Parker is co-manager with his spouse; 3,000 shares held in an IRA for Mr. Parker; and 41,123 shares held jointly with spouse.

(4)	Includes 9,695 shares held jointly with spouse; 78 shares held by spouse; 283 shares held in an IRA for spouse; 314 shares held in an IRA for the benefit of Mr. Diehl; and 170,459 shares held in the Diehl Family LLC of which Mr. Diehl is a managing member.

(5)	Includes 161,118 shares held in the Hecker Family Trust; 17,182 shares held in an IRA account for the benefit of Mr. Hecker; 356 shares held in a custodial account for son; and 356 shares held jointly with son.

(6)	Includes 96,428 shares held in the Bauer Family Trust; 53,169 shares held in IRA accounts for the benefit of Mr. Bauer; and 46,421 shares held in IRA accounts for the benefit of Mr. Bauer’s spouse.

(7)	Includes 2,195 shares held jointly with spouse; 2,944 shares held by Mr. Elsaesser’s minor children and daughter; 75,975 shares held in a pension fund trust for the benefit of Mr. Elsaesser; and shares held in pension fund trusts of which Mr. Elsaesser is trustee as follows: 6,055 shares for Joseph Jarzabek; 1,291 shares for Donna La Rue; 356 shares for Lois LaPointe; 77 shares for Sherylee Foster; 401 shares for Deborah Hillen; and 81 shares for the benefit of Darla Kuhman.

(8)	Includes 3,375 shares held jointly with spouse; 7,242 shares held in an IRA account for the benefit of Mr. Jones’ spouse; and 8,860 shares held in an IRA account for the benefit of Mr. Jones.

(9)	Includes 5,720 shares held jointly with spouse and 1,280 shares held in a profit sharing plan for the benefit of Ms. Lyons’ spouse.

(10)	Includes 28,214 shares held jointly with spouse; 280 shares held by spouse; 220 shares held in an IRA account for the benefit of Mr. Patrick’s spouse; and 9,363 shares held in IRA accounts for the benefit of Mr. Patrick.

(11)	Includes 1,179 shares held in the Romine Educational Trust; 5,461 shares held by Mr. Romine’s spouse; and 503,203 shares held in the Romine Family LLC.

(12)	Includes 109,966 shares held in the Smith Family Trust; and 17,398 shares held in IRA accounts for the benefit of Mr. Smith.

(13)	Includes 1,298 shares that Mr. Wright holds jointly with his spouse.

(14)	Includes 14,703 shares held by Ms. Rasmussen in the Rasmussen Family Trust.

(15)	Includes 11,991 shares held jointly by Mr. Schuman and his spouse.

SHAREHOLDER PROPOSALS FOR INCLUSION IN THE PROXY STATEMENT FOR THE 2010 ANNUAL MEETING OF SHAREHOLDERS

In order for a shareholder proposal to be considered for inclusion in our proxy statement for the 2010 annual meeting of shareholders, the written proposal must have been received by us no later than November 20, 2009 and should have contained such information as required under our bylaws. Such proposals also must comply with the SEC’s regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials. No shareholder proposal from the floor will be considered at the annual meeting. In addition, if we receive notice of a shareholder proposal after February 3, 2010, the persons named as proxies in such proxy statement and form of proxy will have discretionary authority to vote on such shareholder proposal.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Exchange Act. Accordingly, we file periodic reports, proxy statements and other information with the SEC. The public may read and copy any materials we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington D.C. 20549 and may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site, www.sec.gov, through which all forms filed electronically may be accessed.

In addition, we maintain a corporate website, www.panhandlebank.com. We make available through our website our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and any amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. This reference to our website is for the convenience of investors as required by the SEC and shall not be deemed to incorporate any information on the website into this proxy statement. Any shareholder may obtain without charge a copy of our 2008 10-K and any other reports we have filed with the SEC by sending a written request to Susan Pleasant, Asst. Vice President, Shareholder Relations, P. O. Box 967, Sandpoint, Idaho 83864.

By Order of the Board of Directors

Curt Hecker
President and Chief Executive Officer

Sandpoint, Idaho
January 26, 2010

0         ■
INTERMOUNTAIN COMMUNITY BANCORP
Proxy for Special Meeting of Shareholders on February 25, 2010
Solicited on Behalf of the Board of Directors
As an alternative to completing this form, you may enter your vote instruction by telephone at 1-800-PROXIES, or via the Internet at WWW.VOTEPROXY.COM and follow the simple instructions. Use the Company Number and Account Number shown on your proxy card.
     The undersigned hereby appoints John B. Parker, James T. Diehl and Ron Jones, and each of them (with full power to act alone), my Proxies, with full power of substitution as Proxy, and hereby authorizes Messrs. Parker, Diehl and Jones to represent and to vote, as designated below, all the shares of common stock of Intermountain Community Bancorp held of record by the undersigned on January 8, 2010, at the Special Meeting of Shareholders to be held on February 25, 2010, or any adjournment or postponement of such Special Meeting.
(Continued and to be signed on the reverse side.)

■	14475	■

SPECIAL MEETING OF SHAREHOLDERS OF
INTERMOUNTAIN COMMUNITY BANCORP
February 25, 2010
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement, Proxy Card
are available at www.panhandlebank.com
Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.
â  Please detach along perforated line and mail in the envelope provided.  â
     ■  00030300030000000000  2                                                           022510

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSALS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

			FOR	AGAINST	ABSTAIN
	1.	TO APPROVE AN AMENDMENT TO OUR ARTICLES OF INCORPORATION to increase the number of authorized shares of our common stock from 29,040,000 to 300,000,000.	☐	☐	☐

2.
TO APPROVE AN AMENDMENT TO OUR ARTICLES OF INCORPORATION to (i) effect a reverse stock split of our common stock by a ratio of not less than one-for-two and not more than one-for-ten at any time prior to April 30, 2011, with the exact ratio to be set at a whole number within this range as determined by the Board of Directors in its sole discretion, and (ii) reduce the number of authorized shares of our common stock by the reverse stock split ratio determined by the Board of Directors.

			☐	☐	☐

	3.	TO APPROVE AN ADJOURNMENT OF THE SPECIAL MEETING OF SHAREHOLDERS.	☐	☐	☐

	4.	WHATEVER OTHER BUSINESS as may properly be brought before the Special Meeting or any adjournment thereof.

YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS. IF A VOTE IS NOT SPECIFIED, THE PROXIES WILL VOTE "FOR" THE PROPOSALS.

Management knows of no other matters that may properly be, or which are likely to be, brought before the Special Meeting. However, if any other matters are properly presented at the Special Meeting, this Proxy will be voted in accordance with the recommendations of management.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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SPECIAL MEETING OF SHAREHOLDERS OF
INTERMOUNTAIN COMMUNITY BANCORP
February 25, 2010

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.
Vote online/phone until 11:59 PM EST the day before the meeting.
MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.
IN PERSON - You may vote your shares in person by attending the Special Meeting.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement, Proxy Card are available at www.panhandlebank.com

â   Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.  â
■  00030300030000000000  2                                                           022510

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSALS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

			FOR	AGAINST	ABSTAIN
	1.	TO APPROVE AN AMENDMENT TO OUR ARTICLES OF INCORPORATION to increase the number of authorized shares of our common stock from 29,040,000 to 300,000,000.	☐	☐	☐

2.
TO APPROVE AN AMENDMENT TO OUR ARTICLES OF INCORPORATION to (i) effect a reverse stock split of our common stock by a ratio of not less than one-for-two and not more than one-for-ten at any time prior to April 30, 2011, with the exact ratio to be set at a whole number within this range as determined by the Board of Directors in its sole discretion, and (ii) reduce the number of authorized shares of our common stock by the reverse stock split ratio determined by the Board of Directors.

			☐	☐	☐

	3.	TO APPROVE AN ADJOURNMENT OF THE SPECIAL MEETING OF SHAREHOLDERS.	☐	☐	☐

	4.	WHATEVER OTHER BUSINESS as may properly be brought before the Special Meeting or any adjournment thereof.

YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS. IF A VOTE IS NOT SPECIFIED, THE PROXIES WILL VOTE "FOR" THE PROPOSALS.

Management knows of no other matters that may properly be, or which are likely to be, brought before the Special Meeting. However, if any other matters are properly presented at the Special Meeting, this Proxy will be voted in accordance with the recommendations of management.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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